(LOGO)

ANNUAL REPORT
DECEMBER 31, 1999

Prudential
National Municipals Fund, Inc.

(GRAPHIC)

A Message from the Fund's President                 February 3, 2000

(PHOTO)

Dear Shareholder,

Prudential National Municipals Fund provided negative returns for 1999 as did its benchmark, the Lipper General Municipal Average. The Fund's Class A shares posted a negative return of 3.69% for the year, compared with a negative 4.63% return for the Lipper Average. Prices of municipal bonds declined as investors required higher yields on these bonds because the Federal Reserve had increased a key short-term interest rate three times to rein in the rapidly expanding U.S.
economy. Under these difficult market conditions, the Fund performed somewhat better than its benchmark Lipper
Average primarily because we reduced its exposure early on to certain municipal bonds that were more vulnerable to the market sell-off.

The following report takes a closer look at developments in the municipal bond market during 1999, and explains how the Fund was positioned accordingly.

New Portfolio Management
As a result of the restructuring of our Fixed Income Group that was discussed in my previous letter to shareholders, Evan Lamp heads the Municipal Bond Sector team, which is responsible for overseeing the day-to-day management of the Fund. Evan and his team, who average 10 years of general investment experience, focus on shifts in the relative value of different sectors of municipal bonds, credit quality, and other factors to take advantage of changing investment opportunities in the municipal bond market.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential National Municipals Fund, Inc.

Performance Review

(PHOTO)

Evan Lamp (Municipal Bond [Sector] Team Leader)

Investment Goals and Style
We invest in carefully selected, medium- quality, long-term municipal bonds, which offer a high level of current income that is exempt from federal income taxes. These bonds are varied among the states, maturities, and types of activity they support. There can be no assurance that the Fund will achieve its investment objective.

A dismal year for municipal bonds
During 1999, investors demanded higher yields and lower prices on U.S. fixed-income securities, including municipal bonds, as continued strong U.S. economic growth caused the Federal Reserve to raise short-term interest rates. The Federal Reserve increased the federal funds rate (what U.S. banks charge each other for overnight loans) by a quarter of a percentage point on June 30, August 24, and November 16, 1999, which pushed the rate from 4.75% to 5.50%. Hiking short-term interest rates is intended to slow the U.S. economy's breakneck pace and help reduce the economic imbalances that lead to higher inflation.

Although the Fed did not begin to apply its brakes to the economy until the end of June 1999, U.S. bond markets began to sell off earlier in the year because investors
(including us) expected that the U.S. central bank would need to tighten monetary policy. Bond prices continued to decline throughout the remainder of 1999. This bearish trend caused the Lehman Brothers Municipal Bond Index to post a negative return of 2.06% for 1999. Similarly, the Fund and its benchmark Lipper Average also provided negative returns for the year.

Cutting the Fund's duration helped relative performance
When bond markets sell off, lowering a portfolio's duration (a measure of change in the prices of its bonds for a change in interest rates) provides some degree of protection by making the portfolio less sensitive to the rise in bond yields. The Fund performed better than its benchmark Lipper Average largely because we cut its duration to 7.8 years by the end of 1999 from 8.1 years at the close of 1998. We accomplished this move by selling some of the Fund's noncallable bonds and zero-coupon bonds, which are generally higher-duration securities.

In addition, we took short positions in futures contracts, expecting to be able to book a profit by reversing the trade after prices of futures fell. We use U.S. Treasury futures contracts, as well as municipal bond futures contracts, which are based on the value of the Bond Buyer Index that consists of 40 actively traded municipal bonds. Any profits we made on our futures contracts would help to offset some of the drop in the prices of the Fund's bonds.

Focusing on "market-discount taxation" of munis helped the Fund
As interest rates climb beyond a certain point for every municipal bond, the "market discount" on that bond will become subject to ordinary income taxation for a new buyer.
This reduces the value of that bond (and its price). We focused on market-discount taxation, and sold certain municipal bonds before they became subject to ordinary income taxation for new buyers.

We boosted our cash position
Repeated changes in U.S. monetary policy were just one of the problems that plagued the municipal bond market in the second half of 1999. When interest rates rise, investors can realize capital losses on selling bonds or bond funds, and reinvest in new bonds or other bond funds with a lower cost basis for tax purposes (due to the higher level of yields). This is called "tax-loss swapping." In the municipal bond market, the capital loss is generally deductible, while the higher yields on the new bonds or other funds are generally tax-exempt.

Performance at a Glance
Cumulative Total Returns1                     As of 12/31/99
                                    One          Five              Ten              Since
                                    Year         Years            Years           Inception2
Class A                             -3.69%   33.79%  (33.61)       N/A           86.02%  (85.77)
Class B                             -3.98    31.33   (31.15)   78.15% (77.91)   346.03  (345.42)
Class C                             -4.22    29.72   (29.55)       N/A           26.31   (26.14)
Class Z                              N/A          N/A              N/A           -4.22
Lipper Gen. Muni. Debt Fund Avg.3   -4.63        32.39            82.38              ***

Average Annual Total Returns1                            As of 12/31/99
                                    One          Five              Ten              Since
                                    Year         Years            Years           Inception2
Class A                            -6.58%    5.35%  (5.32)         N/A          6.12%  (6.10)
Class B                            -8.98     5.44   (5.41)     5.94% (5.93)     7.89   (7.89)
Class C                            -6.18     5.13   (5.10)         N/A          4.21   (4.19)
Class Z                             N/A           N/A              N/A              N/A

Distributions and Yields                                   As of 12/31/99
                               Total          Taxable Equivalent Yield
           Distributions       30-Day             at Tax Rates of
          Paid for 12 Mos.   SEC Yield        36%                39.6%
Class A       $0.76            4.76%          7.44%              7.88%
Class B       $0.73            4.66           7.28               7.72
Class C       $0.69            4.36           6.81               7.22
Class Z       $0.73            5.16           8.06               8.54

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years.
Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase.
Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 4/25/80; Class
C, 8/1/94; and Class Z 1/22/99.

3 Lipper average returns are for all funds in each share class for the one- , five- , and ten-year periods in the General Municipal Debt Fund category. The Lipper average is unmanaged. General Municipal Debt funds invest at least
65% of their assets in municipal debt issues in the top four credit ratings.

*** Lipper Since Inception returns are 84.57% for Class
A, 380.95% for Class B, 28.61% for Class C, and -5.68% for Class Z, based on all funds in each share class.

Review Cont'd.

We took steps to make sure the Fund had enough cash available if "tax-loss swapping" prompted shareholders to withdraw money toward the end of 1999. In early December, we sold some of the Fund's shorter-term assets to boost its cash position to 4.30% as of December 31, 1999, up from 0.15% as of November 30, 1999. We acted in early December because it can be difficult to sell assets at a fair price in the final few weeks of the year. During that time, trading volume dropped due to the holiday season, "tax-loss swapping" affected many funds, and Wall
Street dealers reduced trading and their bond inventories amid concerns about potential year
2000 computer problems.

Looking Ahead
The Fund will maintain its heavy exposure to the municipal bonds of states with higher taxes because there is usually strong demand for these debt securities from investors who benefit from the higher tax-equivalent returns. Strategically, it often benefits the Fund to hold bonds that can be easily bought and sold.

In 1999, we reduced exposure to healthcare bonds due to concern that regulatory changes could hurt the profitability of that industry. The healthcare sector of the municipal bond market declined in price enough that we are now looking for the stronger players in that industry to reestablish exposure to that sector.

Five Largest Issuers
Expressed as a percentage of net assets as of 12/31/99

WA State Public Power Supply      3.0%
CO Hsg. Fin. Authority            2.9
IL Metro Pier & Expo. Authority   2.4
OH State Water Dev. Authority     2.2
MA State Water Res. Authority     2.1


Portfolio Composition
Expressed as a percentage of total investmentsas of 12/31/99

General Obligation       22.0%
Utility                  19.5
Other Revenue            18.1
Industrial Development   13.8
Transportation           11.4
Prerefunded               6.4
Miscellaneous             4.5
Cash Equivalents          4.3

Credit Quality
Expressed as a percentage of total investmentsas of 12/31/99
AAA            9.1%
AA             7.0
A              9.7
BBB           17.6
AAA Insured   50.7
Not Rated      5.9

Portfolio of Investments as
of December 31, 1999             PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--95.0%
------------------------------------------------------------------------------------------------------------------------------
Alaska--1.9%
Alaska Ind. Dev. & Expt. Auth. Rev., Revolving Fd.            A2                5.40%       4/01/01   $    870       $    875,873
Anchorage Elec. Util. Rev.,
   M.B.I.A.                                                   Aaa               6.50       12/01/12      3,400          3,747,718
   M.B.I.A.                                                   Aaa               6.50       12/01/13      2,500          2,745,900
   M.B.I.A.                                                   Aaa               6.50       12/01/14      3,455          3,770,096
                                                                                                                     ------------
                                                                                                                       11,139,587
------------------------------------------------------------------------------------------------------------------------------
Arizona--3.7%
Arizona St. Mun. Fin. Proj., Cert. of Part., Ser. 25,
   B.I.G.                                                     Aaa               7.875       8/01/14      2,250          2,740,185
Maricopa Cnty. Sch. Dist., A.M.B.A.C.,
   No. 3 Tempe Elem.                                          Aaa             Zero          7/01/09      1,500            900,000
   No. 3 Tempe Elem.                                          Aaa             Zero          7/01/14      1,500            646,455
Maricopa Cnty. Uni. Sch. Dist.,
   No. 80 Chandler, F.G.I.C.                                  Aaa             Zero          7/01/09      1,330            798,000
   No. 80 Chandler, M.B.I.A.                                  Aaa             Zero          7/01/10      1,050            591,559
   No. 80 Chandler, M.B.I.A.                                  Aaa             Zero          7/01/11      1,200            635,112
   No. 80 Chandler, F.G.I.C., E.T.M.                          Aaa               6.25        7/01/11        375            407,745
   No. 80 Chandler, F.G.I.C.                                  Aaa               6.25        7/01/11        625            672,850
Phoenix Str. & Hwy. User Rev., Ser. A, F.G.I.C.               Aaa             Zero          7/01/12      2,500          1,239,825
Pima Cnty. Ind. Dev. Auth. Rev., F.S.A.                       Aaa               7.25        7/15/10      1,790          1,912,293
Pima Cnty. Uni. Sch. Dist., Gen. Oblig., F.G.I.C.,            Aaa               7.50        7/01/10      3,000 (f)      3,536,910
Tucson Cnty. Gen. Oblig.,
   Ser. A                                                     Aa3               7.375       7/01/11      1,000          1,176,980
   Ser. A                                                     Aa3               7.375       7/01/12      1,100          1,298,946
   Ser. A                                                     Aa3               7.375       7/01/13      4,500          5,310,855
                                                                                                                     ------------
                                                                                                                       21,867,715
------------------------------------------------------------------------------------------------------------------------------
California--9.1%
Abag Fin. Auth. for Nonprofit Corps., Cert. of Part.,
   Amer. Baptist Homes., Ser. A                               BBB(d)            6.20       10/01/27      1,200          1,102,848
Anaheim Pub. Fin. Auth. Lease Rev., F.S.A.,
   Sr. Pub. Impvts. Proj., Ser. A                             Aaa               6.00        9/01/24      5,500          5,570,455
   Sub. Pub. Impvts. Proj., Ser. C                            Aaa               6.00        9/01/16      6,690          6,954,790
California Hlth. Facs. Fin. Auth. Rev., Ser. A                A2                6.125      12/01/30      6,000          5,786,340
Encinitas Union Sch. Dist., Gen. Oblig., M.B.I.A              Aaa             Zero          8/01/21      3,810          1,019,975
Kern High Sch. Dist., Ser. A, M.B.I.A.                        Aaa               6.30        2/01/10      2,490          2,731,381
Long Beach Aquarium of the Pacific Rev., Ser. A, A.M.T.       BBB(d)            6.125       7/01/23      6,000          5,601,240

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
California (cont'd.)
Long Beach Harbor Rev., Ser. A, F.G.I.C., A.M.T.              Aaa               6.00%       5/15/18   $  4,000       $  4,084,800
Los Angeles Uni. Sch. Distr., Ser. A, F.G.I.C.                Aaa               6.00        7/01/15      1,000          1,040,030
Pittsburg Redev. Agy., Tax Alloc.,
   Los Medanos Comm. Dev. Proj.                               Aaa             Zero          8/01/25      2,000            410,140
   Los Medanos Comm. Dev. Proj.                               Aaa             Zero          8/01/30      5,000            745,650
San Joaquin Hills Trans. Corr. Agy., Toll Rd. Rev.            Aaa             Zero          1/15/32     15,000          2,058,450
San Jose Redev. Agcy. Tax Alloc., M.B.I.A.                    Aaa               6.00        8/01/11      3,000          3,214,830
Santa Cruz Cnty. Pub. Fin. Auth. Rev., Ser. B                 A-(d)             6.20        9/01/23      2,000          1,990,460
Santa Margarita Dana Point Auth., M.B.I.A.,
   Impvt. Dists. 3-3A-4 & 4A, Ser. B                          Aaa               7.25        8/01/09      2,000          2,319,200
   Impvt. Dists. 3-3A-4 & 4A, Ser. B                          Aaa               7.25        8/01/10      2,450          2,878,750
   Impvt. Dists. 3-3A-4 & 4A, Ser. B                          Aaa               7.25        8/01/14      2,000          2,347,780
So. Orange Cnty. Pub. Fin. Auth. Rev., Ser. C, F.G.I.C.       Aaa               6.50        8/15/10      2,000          2,227,300
So. Whittier Elem. Sch. Dist., Gen. Oblig., Ser. A,
   F.G.I.C.                                                   Aaa             Zero          8/01/12        810            404,255
West Contra Costa Sch. Dist., Cert. of Part.                  Baa3              7.125       1/01/24      1,600          1,684,560
                                                                                                                     ------------
                                                                                                                       54,173,234
------------------------------------------------------------------------------------------------------------------------------
Colorado--4.8%
Arapahoe Cnty. Cap. Impvt. Trust Fund, Hwy. Rev., Ser.
   E-470                                                      Aaa               7.00        8/31/26      3,000 (b)      3,376,590
Colorado Hsg. Fin. Auth., A.M.T.
   Singl. Fam. Proj.                                          Aa2               8.00        6/01/25      2,145          2,230,800
   Singl. Fam. Proj., Ser. A-2                                Aa2               7.25        5/01/27      2,000          2,126,600
   Singl. Fam. Proj., Ser. B-1                                Aa2               7.90       12/01/25      1,320          1,389,933
   Singl. Fam. Proj., Ser. C-1, M.B.I.A.                      Aaa               7.65       12/01/25      3,195          3,435,360
   Singl. Fam. Proj., Ser. C-2                                Aa2               6.875      11/01/28      3,500          3,664,115
   Singl. Fam. Proj., Ser. C-2                                Aa2               7.05        4/01/31      4,000          4,296,240
Colorado Springs Arpt. Rev., Ser. A., A.M.T.                  BBB+(d)           7.00        1/01/22      7,960 (f)      8,250,938
                                                                                                                     ------------
                                                                                                                       28,770,576
------------------------------------------------------------------------------------------------------------------------------
Connecticut--2.2%
Connecticut St. Hlth. & Edu. Facs. Auth. Rev.,
   St. Mary's Hosp. Issue, Ser. E                             A3                5.50        7/01/20      5,650          4,761,763
   St. Mary's Hosp. Issue, Ser. E                             A3                5.875       7/01/22      1,750          1,529,990
   Univ. of Hartford, Ser. D                                  Ba1               6.75        7/01/12      5,725          5,800,055
Connecticut St. Spec. Tax Oblig. Rev., Trans.
   Infrastructure, Ser. A                                     A1                7.125       6/01/10      1,000          1,132,830
                                                                                                                     ------------
                                                                                                                       13,224,638

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of December 31, 1999           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--1.0%
Dist. of Columbia, M.B.I.A,
   Gen. Oblig., Ser. B                                        Aaa               6.00%       6/01/13   $  1,000       $  1,040,200
   Gen. Oblig., Ser. B                                        Aaa               6.00        6/01/21      5,000          4,993,700
                                                                                                                     ------------
                                                                                                                        6,033,900
------------------------------------------------------------------------------------------------------------------------------
Florida--2.5%
Broward Cnty. Res. Rec. Rev., Broward Co. L.P. South
   Proj.                                                      A3                7.95       12/01/08      7,445          7,685,027
Florida St. Brd. of Ed., Gen. Oblig.                          Aa2               9.125       6/01/14      1,260          1,662,053
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Tampa Elec. Proj.                                          Aa3               8.00        5/01/22      5,000          5,476,000
                                                                                                                     ------------
                                                                                                                       14,823,080
------------------------------------------------------------------------------------------------------------------------------
Georgia--2.4%
Burke Cnty. Dev. Auth., Poll. Cntrl. Rev., M.B.I.A.,
   Georgia Pwr. Co.                                           Aaa               6.625      10/01/24        500            510,650
   Oglethorpe Pwr. Co.                                        Aaa               8.00        1/01/22      5,000 (b)      5,588,700
   Oglethorpe Pwr. Co., E.T.M.                                Aaa               7.50        1/01/03        557            578,896
Forsyth Cnty. Sch. Dist. Dev. Rev.                            Aa3               6.75        7/01/16        500            552,615
Fulton Cnty. Sch. Dist. Rev.                                  Aa2               6.375       5/01/17        750            801,788
Georgia Mun. Elec. Auth. Pwr. Rev.,
   Ser. B                                                     A3                6.25        1/01/17        475            486,528
   Ser. B, M.B.I.A.                                           Aaa               6.375       1/01/16      5,000          5,329,450
Green Cnty. Dev. Auth. Indl. Park Rev.                        NR                6.875       2/01/04        395            406,751
                                                                                                                     ------------
                                                                                                                       14,255,378
------------------------------------------------------------------------------------------------------------------------------
Guam--0.2%
Guam Pwr. Auth. Rev., Ser. A                                  BBB+(d)           6.625      10/01/14      1,000 (b)      1,097,940
------------------------------------------------------------------------------------------------------------------------------
Hawaii--0.4%
Hawaii St. Dept. Budget & Fin. Spl. Purp. Mtg. Rev.,
   Hawaiian Elec. Co., Ser. C, M.B.I.A., A.M.T.               Aaa               7.375      12/01/20        500            520,880
   Kapiolani Hlth. Care Sys.                                  A2                6.00        7/01/11        250            250,825
Hawaii St. Harbor Cap. Impvt. Rev., A.M.T.
   F.G.I.C.                                                   Aaa               6.25        7/01/10        250            261,102
   F.G.I.C.                                                   Aaa               6.25        7/01/15        500            506,645
Hawaii St., Gen. Oblig., Ser. CJ                              Aaa               6.25        1/01/15        650 (b)        689,683
                                                                                                                     ------------
                                                                                                                        2,229,135

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of December 31, 1999               PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Illinois--5.1%
Chicago Board of Ed.,
   Gen. Oblig., F.G.I.C.                                      Aaa              Zero        12/01/18    $ 3,400       $  1,045,942
   Gen. Oblig., F.G.I.C.                                      Aaa              Zero        12/01/19      2,000            573,640
Chicago Brd. of Ed., Gen. Oblig., F.G.I.C.,
   Sch. Reform, Ser. B-1                                      Aaa             Zero         12/01/12      1,500            702,495
   Sch. Reform, Ser. B-1                                      Aaa             Zero         12/01/17     10,000          3,302,600
Chicago City Colleges,
   Gen. Oblig., F.G.I.C.                                      Aaa             Zero          1/01/24      5,000          1,105,000
   Gen. Oblig., F.G.I.C.                                      Aaa             Zero          1/01/25     10,000          2,070,200
Cook and Du Page Cntys., High Sch. Dist No. 210, Gen.
   Oblig., F.S.A.                                             Aaa             Zero         12/01/11      3,035          1,555,225
Illinois Dev. Fin. Auth. Rev., Cmnty. Rehab. Providers,
   Ser. A                                                     BBB(d)            6.00%       7/01/15      2,000          1,795,040
Illinois Hlth. Fac. Auth. Rev.,
   M.B.I.A                                                    Aaa               6.00        7/01/14        800 (b)        833,912
   M.B.I.A                                                    Aaa               6.00        7/01/14      2,700          2,779,191
Metropolitan Pier & Expo. Auth., Hosptlty. Fac. Rev.,
   McCormick Pl. Conv.                                        BBB+(d)           7.00        7/01/26     12,910         14,506,838
                                                                                                                     ------------
                                                                                                                       30,270,083
------------------------------------------------------------------------------------------------------------------------------
Indiana--0.3%
Gary Ind. Mtge. Rev., Lakeshore Dunes Apts., Ser. A,
   G.N.M.A.                                                   AAA(d)            6.00        8/20/34      2,000          1,875,760
------------------------------------------------------------------------------------------------------------------------------
Kentucky--1.0%
Henderson Cnty. Solid Waste Disp. Rev., Macmillan
   Bloedel Proj., A.M.T.                                      Baa2              7.00        3/01/25      6,000          6,105,480
------------------------------------------------------------------------------------------------------------------------------
Louisiana--3.4%
New Orleans, Gen. Oblig., A.M.B.A.C.                          Aaa             Zero          9/01/09     13,500          8,005,095
Orleans Parish Sch. Brd., E.T.M., M.B.I.A.                    Aaa               8.90        2/01/07      5,780          7,076,338
St. Charles Parish, Env. Impt. Rev., Louisiana Pwr. &
   Lt. Co. Proj., Ser. A, A.M.T.                              Baa2              6.875       7/01/24      5,000          5,046,800
                                                                                                                     ------------
                                                                                                                       20,128,233
------------------------------------------------------------------------------------------------------------------------------
Maryland--2.9%
Baltimore, Constr. Pub. Imprvt., Gen. Oblig., Ser. C,
   F.G.I.C.                                                   Aaa               5.50       10/15/16      1,000            982,710
Baltimore, Econ. Dev. Lease Rev., Armistead Partnership,
   Ser. A                                                     BBB+(d)           7.00        8/01/11      1,000          1,033,780
Harford Cnty.,
   Gen. Oblig.                                                Aa2               5.50        3/01/06        180 (b)        185,173
   Gen. Oblig.                                                Aa2               5.50        3/01/06        570            589,107

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as
of December 31, 1999           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Maryland (cont'd.)
Maryland St. Hlth. & Higher Edu. Facs. Auth. Rev.,
   Doctor's Cmnty. Hosp.                                      Baa1              5.50%       7/01/24   $  3,000       $  2,446,290
   Howard Cnty. Gen. Hosp., E.T.M.                            Aaa               5.50        7/01/21        500            483,185
   Mercy Medical Center, F.S.A.                               Aaa               5.75        7/01/26      1,000            961,910
Maryland St. Ind. Dev. Fin. Auth. Rev., Amer. Ctr.
   Physics Headqrtrs.                                         BBB(d)            6.625       1/01/17      1,000          1,007,590
Maryland St. Trans. Auth. Rev., Balt. Int'l. Arpt.
   Proj., Ser. A, A.M.T., F.G.I.C.                            Aaa               6.25        7/01/14      1,750          1,794,047
Montgomery Cnty., Gen. Oblig.                                 Aaa               9.75        6/01/01        450            482,594
Northeast Waste Disp. Auth. Rev.,
   Baltimore City Sludge Corp. Proj.                          NR                7.25        7/01/07      3,813          3,958,618
   Montgomery Cnty. Res. Rec. Proj., Ser. A                   A2                6.00        7/01/07      1,000          1,028,540
Prince Georges Cnty., Poll. Cntrl. Rev., Potomac Elec.
   Proj., M.B.I.A.                                            Aaa               5.75        3/15/10      1,100          1,145,397
Takoma Park Hosp. Facs. Rev., Washington Adventist
   Hosp., F.S.A.                                              Aaa               6.50        9/01/12      1,000          1,099,880
                                                                                                                     ------------
                                                                                                                       17,198,821
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--2.5%
Mass. Edu. Fin. Auth., Ed. Ln. Rev., Issue G., Ser. A.,
   M.B.I.A., A.M.T.                                           Aaa               5.10       12/01/13      1,000            934,450
Mass. St. Hlth. & Edl. Facs. Auth. Rev., Mass. Inst. of
   Tech. Ser. I-1                                             Aaa               5.20        1/01/28      1,500          1,326,585
Mass. St. Wtr. Res. Auth. Rev., M.B.I.A.,
   Ser. B                                                     Aaa               6.25       12/01/11      6,720          7,296,912
   Ser. B                                                     Aaa               6.25       12/01/12      5,000          5,420,400
                                                                                                                     ------------
                                                                                                                       14,978,347
------------------------------------------------------------------------------------------------------------------------------
Michigan--6.8%
Brandon Sch. Dist., Gen. Oblig., F.G.I.C.                     Aaa               5.875       5/01/26      1,310 (b)      1,384,853
Breitung Twnshp. Sch. Dist. Ref., Gen. Oblig., M.B.I.A.       Aaa               6.30        5/01/15        250            257,935
Detroit Econ. Dev. Corp., Res. Rec. Rev., Ser. A,
   F.S.A., A.M.T.                                             Aaa               6.875       5/01/09        920            959,247
Detroit Sewage. Disp. Rev.,
   Prerefunded Inflos                                         AAA(d)            7.263       7/01/23        800 (b)        856,000
   Unrefunded Balance Inflos                                  AAA(d)            7.263       7/01/23        200            178,500
Detroit Wtr. Supply Sys. Rev., Ser. B, M.B.I.A.               Aaa               5.55        7/01/12      1,000          1,015,330
Dexter Cmnty. Schs., Gen. Oblig., F.G.I.C.                    Aaa               5.10        5/01/28     10,000          8,681,400
Dickinson Cnty. Mem. Hosp. Sys. Rev.                          Ba1               8.00       11/01/14      1,000          1,137,500
Holland Sch. Dist., Gen. Oblig., A.M.B.A.C.                   Aaa             Zero          5/01/15      2,400            965,160
Huron Valley Sch. Dist., Gen. Oblig., F.G.I.C.                Aaa             Zero          5/01/10      3,500          1,983,905
Kalamazoo Econ. Dev. Corp. Rev., Friendship Vlg., Ser. A      BBB(d)            6.125       5/15/17      1,000            917,420
Lincoln Park Sch. Dist., Gen. Oblig., F.G.I.C.                Aaa               7.00        5/01/20      1,500 (b)      1,674,315
Michigan Higher Ed. Rev., Ser. XIII-A, M.B.I.A., A.M.T.       Aaa               7.55       10/01/08        155            160,689
Michigan Mun. Bd. Auth. Rev., Wayne Cnty. Proj.,
   M.B.I.A., E.T.M.                                           Aaa               7.40       12/01/02        500            524,555

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as
of December 31, 1999            PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Michigan (cont'd.)
Michigan St. Hosp. Fin. Auth. Rev.,
   Bay Med. Ctr., Ser. A                                      A3                8.25%       7/01/12   $  1,920       $  1,994,707
   Genesys Hlth. Sys., Ser. A                                 Baa2              8.125      10/01/21      1,000 (b)      1,171,960
   Genesys Hlth. Sys., Ser. A                                 Baa2              7.50       10/01/27        500 (b)        563,340
   Presbyterian Vlg. Oblig.                                   NR                6.375       1/01/25        800            739,592
Michigan St. Hsg. Dev. Auth. Rev.,
   Rental Hsg., Ser. B                                        AA-(d)            7.55        4/01/23      1,000          1,039,790
   Rental Hsg., Ser. A, A.M.T.                                AA-(d)            7.15        4/01/10        140            146,532
   Rental Hsg., Ser. A, A.M.T.                                AA-(d)            7.70        4/01/23        500            520,660
   Sngl. Fam. Mtge., Ser. A                                   AA+(d)            7.50        6/01/15      2,905          2,959,062
Michigan St. Strategic Fd., Ltd. Oblig. Rev.,
   Waste Mgmt. Inc. Proj., A.M.T.                             Ba1               6.625      12/01/12      1,500          1,455,045
   Worthington Armstrong Venture, A.M.T.                      A-(d)             5.75       10/01/22      1,000            943,080
Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co. Proj.,
   F.G.I.A., A.M.T.                                           Aaa               7.65        9/01/20      2,000          2,076,600
Oak Park, A.M.B.A.C.,
   Gen. Oblig.                                                Aaa               7.00        5/01/12        400 (b)        426,308
   Gen. Oblig.,                                               Aaa               7.00        5/01/11        375 (b)        399,664
Okemos Pub. Sch. Dist.,
   M.B.I.A.                                                   Aaa             Zero          5/01/12      1,100            548,009
   M.B.I.A.                                                   Aaa             Zero          5/01/13      1,000            464,770
Posen Cons. Sch. Dist. No. 9, M.B.I.A.                        Aaa               6.75        5/01/22      1,000 (b)(f)    1,075,880
Wayne Cnty. Bldg. Auth., Ser. A                               A3                8.00        3/01/17      1,250 (b)      1,356,163
Wyandotte Elec. Rev., Gen. Oblig., M.B.I.A.                   Aaa               6.25       10/01/08      2,000          2,132,980
                                                                                                                     ------------
                                                                                                                       40,710,951
------------------------------------------------------------------------------------------------------------------------------
Minnesota--0.2%
Minneapolis St. Paul Hsg. Fin. Brd. Rev., Sngl. Fam.
   Mtge., G.N.M.A., A.M.T.                                    AAA(d)            7.30        8/01/31        635            650,348
St. Paul Science Museum, Cert. of Part., E.T.M.               AAA(d)            7.50       12/15/01        413            426,869
                                                                                                                     ------------
                                                                                                                        1,077,217
------------------------------------------------------------------------------------------------------------------------------
Missouri--0.7%
Missouri St. Hsg. Dev. Comn. Mtge Rev., Sngl Fam.
   Homeowner Ln., Ser. A, G.N.M.A., A.M.T.                    AAA(d)            7.20        9/01/26      3,740          3,918,248
------------------------------------------------------------------------------------------------------------------------------
Nevada--2.2%
Clark Cnty. Indl. Dev. Rev., Southwest Gas Corp., Ser.
   A, A.M.T.                                                  Baa2              6.50       12/01/33     10,000          9,384,800
Nevada Hsg. Div. Multi Unit Hsg. Rev., F.N.M.A., A.M.T.       AAA(d)            6.60       10/01/23      3,475          3,567,783
                                                                                                                     ------------
                                                                                                                       12,952,583

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as
of December 31, 1999             PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Hampshire--1.0%
New Hampshire Higher Ed. & Hlth. Facs. Auth. Rev.,
   New Hampshire College                                      BBB-(d)           6.30%       1/01/16   $    500       $    483,115
   New Hampshire College                                      BBB-(d)           6.375       1/01/27      2,000          1,889,200
New Hampshire St. Ind. Dev. Auth., Poll. Ctrl. Rev.,
   Proj. A                                                    Ba3               7.65        5/01/21      3,420          3,513,708
                                                                                                                     ------------
                                                                                                                        5,886,023
------------------------------------------------------------------------------------------------------------------------------
New Jersey--2.3%
New Jersey Econ. Dev. Auth. Rev., Performing Arts Ctr.
   Proj.,
   Ser. A, A.M.B.A.C.                                         Aaa               6.00        6/15/08      1,410          1,498,336
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.             Aaa               6.50        1/01/16     11,000         11,962,830
                                                                                                                     ------------
                                                                                                                       13,461,166
------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.8%
New Mexico Mtge. Fin. Auth., Singl. Fam. Mtge., A.M.T.        AAA(d)            6.30        7/01/28      4,965          4,972,001
------------------------------------------------------------------------------------------------------------------------------
New York--8.9%
Greece Central Sch. Dist.
   F.G.I.C.                                                   Aaa               6.00        6/15/16        950            984,257
   F.G.I.C.                                                   Aaa               6.00        6/15/17        950            979,099
   F.G.I.C.                                                   Aaa               6.00        6/15/18        950            974,586
Metropolitan Trans. Auth., Trans. Facs. Rev.,
   Ser. A, F.S.A.                                             Aaa               5.75        7/01/11        675            690,937
   Ser. A, F.S.A.                                             Aaa               6.00        7/01/16      2,500          2,533,175
New York City Ind. Dev. Agcy., Spec. Fac. Rev., Terminal
   One Group Assoc. Proj., A.M.T.                             A3                6.00        1/01/19      2,500          2,436,475
New York City Mun. Wtr. Fin. Auth. Rev., F.G.I.C.             Aaa               6.75        6/15/16     10,565 (f)     10,938,578
New York City, Gen. Oblig.,
   Ser. A                                                     A3                7.75        8/15/04         15             15,818
   Ser. B                                                     A3                8.25        6/01/06      1,500          1,738,560
   Ser. B                                                     A3                7.25        8/15/07      3,500          3,916,150
   Ser. D                                                     A3                8.00        8/01/03         70             74,324
   Ser. D                                                     A3                8.00        8/01/04         30             31,853
   Ser. D                                                     Aaa               7.65        2/01/07      4,955 (b)      5,319,589
   Ser. D                                                     A3                7.65        2/01/07         45             47,996
   Ser. F                                                     A3                8.25       11/15/02        815            874,569
New York St. Dorm. Auth. Rev., Mem. Sloan Kettering
   Cancer Ctr., M.B.I.A.                                      Aaa               5.75        7/01/20      4,000          3,915,240
New York St. Env. Facs. Corp., Poll. Ctrl. Rev.               Aaa               5.80        1/15/14      1,280          1,297,510
New York St. Local Gov't. Assist. Corp. Ref., Ser. E          A3                6.00        4/01/14      2,000          2,083,620
New York St. Urban Dev. Corp. Rev. Ref., F.S.A.,
   Correctional Facs.                                         Aaa               6.50        1/01/09      3,000          3,268,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York (cont'd.)
Suffolk Cnty., Gen. Oblig., Ser. A, F.G.I.C.                  Aaa               5.25%       8/01/13   $  1,325       $  1,293,531
Triborough Bridge & Tunl. Auth. Rev., Ser. X, M.B.I.A.        Aaa               6.625       1/01/12      8,500          9,446,645
                                                                                                                     ------------
                                                                                                                       52,861,012
------------------------------------------------------------------------------------------------------------------------------
North Dakota--1.7%
Mercer Cnty. Poll. Ctrl. Rev., Antelope Valley Station,
   A.M.B.A.C.                                                 Aaa               7.20        6/30/13      9,000         10,324,440
------------------------------------------------------------------------------------------------------------------------------
Ohio--2.9%
Franklin Cnty. Hosp. Rev., Doctors Ohio Hlth. Corp.,
   Ser. A                                                     Baa3              5.60       12/01/28      5,000          4,065,650
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Facs. Rev., Buckeye
   Pwr. Inc. Proj., A.M.B.A.C.                                Aaa               7.80       11/01/14     11,825         13,323,700
                                                                                                                     ------------
                                                                                                                       17,389,350
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--2.9%
McGee Creek Auth. Wtr. Rev., M.B.I.A.                         Aaa               6.00        1/01/23      7,000          7,063,210
Tulsa Mun. Arpt. Trust Rev., A.M.T.                           Baa2              7.375      12/01/20     10,000         10,305,500
                                                                                                                     ------------
                                                                                                                       17,368,710
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--3.3%
Beaver Cnty. Ind. Dev. Auth., Poll. Cntrl. Rev., Ohio
   Edison Co. Proj., Ser. A                                   Baa3              4.65        6/01/33      5,000          4,775,700
Clarion Cnty. Hosp. Auth. Rev., Clarion Hosp. Proj.           BBB-(d)           5.60        7/01/10        685            642,667
Delaware Cnty. Ind. Dev. Auth. Rev., Res. Rec. Fac.,
   Ser. A                                                     B2                6.20        7/01/19      3,000          2,700,660
Montgomery Cnty. Ind. Dev. Auth., Retirement Cmnty. Rev.      A-(d)             5.25       11/15/28      2,000          1,589,240
Pennsylvania St., Cert. of Part., F.S.A.                      Aaa               6.25       11/01/06        600            626,046
Pennylvania Econ. Dev. Fin. Auth., Solid Waste Disp.
   Rev., A.M.T.                                               Baa2              6.00        6/01/31      4,500          4,037,715
Philadelphia Hosp. & Higher Edl. Facs. Auth. Rev.,
   Children's Seashore House, Ser. A                          A-(d)             7.00        8/15/03      1,000          1,042,250
Philadelphia Wtr. & Waste Auth. Rev., M.B.I.A.                Aaa               6.25        8/01/11      2,500          2,692,250
Westmoreland Cnty., Pennsylvania Ind. Dev. Auth. Rev.,
   Valley Landfill Proj.                                      BBB(d)            5.10        5/01/18      2,000          1,724,040
                                                                                                                     ------------
                                                                                                                       19,830,568
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--3.7%
Puerto Rico Comnwlth., Gen. Oblig.                            Baa1              6.50        7/01/13      3,000          3,277,260
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev.,
   Ser. A, A.M.B.A.C.                                         Aaa             Zero          7/01/18      2,500            846,525
   Ser. V                                                     Baa1              6.375       7/01/08        500            522,000
   Ser. V                                                     Baa1              6.625       7/01/12      4,000          4,156,160

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico (cont'd.)
Puerto Rico Ind., Tourist Ed. Med. & Env. Ctrl. Facs.
   Rev.,
   Dr. Pila Hosp. Proj., F.H.A.                               AAA(d)           6.125%       8/01/25    $   500       $    499,645
   Hosp. Auxilio Mutuo Oblig. Grp. Proj., M.B.I.A.            Aaa              6.25         7/01/16        500            517,440
Puerto Rico Mun. Fin. Agcy. Rev., Ser. A, F.S.A.              Aaa              6.00         7/01/14        250            267,243
Puerto Rico Tel. Auth. Rev.,
   M.B.I.A.                                                   Aaa              6.363        1/25/07      4,100(b)(c)    4,294,750
   M.B.I.A.                                                   Aaa              6.307        1/16/15      7,150(b)(c)    7,623,687
                                                                                                                     ------------
                                                                                                                       22,004,710
------------------------------------------------------------------------------------------------------------------------------
South Carolina--1.6%
Charleston Wtrwks. & Swr. Rev., E.T.M.                        Aaa             10.375        1/01/10      7,415          9,537,470
------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.8%
Bristol Hlth. & Edl. Fac. Rev., Bristol Memorial Hosp.,
   F.G.I.C.                                                   Aaa               6.75        9/01/10      5,000 (f)      5,597,450
McMinn Cnty. Ind. Dev. Brd. Solid Waste Rev., Recycling
   Fac., A.M.T.                                               Baa1              7.40       12/01/22      5,000          5,285,750
                                                                                                                     ------------
                                                                                                                       10,883,200
------------------------------------------------------------------------------------------------------------------------------
Texas--5.9%
Bexar Cnty. Hlth. Facs. Dev. Corp. Rev., Baptist Hlth.
   Sys., Ser. A, M.B.I.A.                                     Aaa               6.00       11/15/14      5,695          5,870,121
Dallas Ft. Worth, Regl. Arpt. Rev., F.G.I.C.,
   Ser. A                                                     Aaa               7.375      11/01/08      3,500          3,885,140
   Ser. A                                                     Aaa               7.375      11/01/09      3,500          3,885,140
Houston Indpt. Sch. Dist., Gen. Oblig., Ser. A                Aaa               5.00        2/15/24      3,000          2,552,280
Houston Wtr. & Sew. Sys. Rev., Junior Lien, Ser. D,
   M.B.I.A.                                                   Aaa               6.125      12/01/25      4,500          4,433,625
Keller Indpt. Sch. Dist. Rev.                                 Aaa               6.00        8/15/23      3,970          3,994,694
Lakeway Mun. Util. Dist., Gen. Oblig., Ser. A, F.G.I.C.       Aaa             Zero          9/01/11      1,425            740,530
New Braunfels Indpt.,
   Sch. Dist. Rev.                                            Aaa             Zero          2/01/10      2,335          1,336,601
   Sch. Dist. Rev.                                            Aaa             Zero          2/01/11      2,365          1,269,910
Port Corpus Christi Auth. Rev.                                A2                7.50        8/01/12      2,000          2,077,180
San Antonio Elec. & Gas Rev., Ser. B, F.G.I.C.                Aaa             Zero          2/01/09      5,000          3,057,150
Univ. of Texas, Rev., Ser. B                                  Aa1               6.75        8/15/13      2,035          2,137,645
                                                                                                                     ------------
                                                                                                                       35,240,016
------------------------------------------------------------------------------------------------------------------------------
Utah--0.2%
Utah St. Brd. of Regents, Student Ln. Rev., Ser. F,
   A.M.B.A.C., A.M.T.                                         Aaa               7.00       11/01/01      1,000 (f)      1,041,340

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Portfolio of Investments as
of December 31, 1999             PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Washington--3.5%
Washington St., Gen. Oblig., Ser. R-97A                       Aa1              Zero         7/01/16    $ 8,000       $  2,954,080
Washington St. Pub. Pwr. Supply Sys. Rev.,
   Nuclear Proj. No. 1, Ser. A, F.S.A.                        Aaa              7.00%        7/01/08      4,000          4,477,960
   Nuclear Proj. No. 1, Ser. B, F.S.A.                        Aaa               7.25        7/01/09      5,000          5,712,400
   Nuclear Proj. No. 2, F.S.A.                                Aaa               5.40        7/01/12      5,400          5,221,422
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                      Aaa             Zero          7/01/06      3,000          2,131,230
                                                                                                                     ------------
                                                                                                                       20,497,092
------------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.2%
Wisconsin Hsg. & Econ. Dev. Auth., Home Ownership Rev.,
   A.M.T.                                                     Aa2               6.20        3/01/27      2,100          2,059,239
Wisconsin St. Hlth. & Edu. Fac. Auth. Rev.,
   Aurora Hlth. Care. Inc. Proj., Ser. A                      A-(d)             5.60        2/15/29      5,000          4,062,450
   Aurora Hlth. Care. Inc. Proj., Ser. B                      A-(d)             5.625       2/15/29      1,000            816,160
                                                                                                                     ------------
                                                                                                                        6,937,849
                                                                                                                     ------------
Total long-term investments (cost $561,590,053)                                                                       565,065,853
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.5%
------------------------------------------------------------------------------------------------------------------------------
Alabama--0.6%
Decatur Ind. Dev. Bd., Solid Waste Disp. Rev.,Amoco
   Chemical Co. Proj., F.R.D.D.                               VMIG1             5.40        1/03/00      3,600 (e)      3,600,000
------------------------------------------------------------------------------------------------------------------------------
Illinois--0.3%
Madison Cnty Env. Impt. Rev., Ser. A, F.R.D.D.                VMIG1             5.35        1/03/00        100 (e)        100,000
Southwestern Dev. Auth., Solid Waste Disp. Rev., Shell
   Oil Co. Proj., F.R.D.D.                                    VMIG1             5.35        1/03/00      1,400 (e)      1,400,000
                                                                                                                     ------------
                                                                                                                        1,500,000
------------------------------------------------------------------------------------------------------------------------------
Louisiana--0.1%
Calcasieu Parish Inc., Ind. Dev. Bd. Env. Rev., Citgo
   Petroleum Corp., F.R.D.D.                                  VMIG1             5.40        1/03/00        900 (e)        900,000
------------------------------------------------------------------------------------------------------------------------------
Mississipi--0.7%
Jackson Cnty, Ind. Ser. Facs. Rev., Chevron Inc. Proj.,
   Ser. 94, F.R.D.D.                                          VMIG1             5.40        1/03/00      4,300 (e)      4,300,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Portfolio of Investments as
of December 31, 1999             PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount           Value
Description(a)                                                (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Nevada--0.3%
Washoe Cnty. Wtr. Facs. Rev., Sierra Pac. Pwr. Co.
   Proj., F.R.D.D                                             VMIG1             5.40%       1/03/00   $  1,500 (e)   $  1,500,000
------------------------------------------------------------------------------------------------------------------------------
Ohio--0.2%
Ohio St. Solid Waste Rev., F.R.D.D.                           VMIG1             5.35        1/03/00        900 (e)        900,000
------------------------------------------------------------------------------------------------------------------------------
South Carolina--0.1%
So. Carolina Jobs Econ. Dev. Auth. Rev., Wellman Inc.
   Proj., F.R.D.D.                                            Aa2               5.45        1/03/00        800 (e)        800,000
------------------------------------------------------------------------------------------------------------------------------
Texas--1.2%
Brazos River Auth. Poll. Ctrl. Rev., Texas Util. Elec.
   Co.,
   Ser. 95A, F.R.D.D.                                         VMIG1             5.40        1/03/00      3,000 (e)      3,000,000
   Ser. 96C, F.R.D.D.                                         VMIG1             5.40        1/03/00      3,300 (e)      3,300,000
Brazos River Harbor Nav. Dist. Rev., Dow Chemical Co.
   Proj.,
   Ser. 93, F.R.D.D.                                          VMIG1             5.45        1/03/00        800 (e)        800,000
Gulf Coast Ind. Dev. Auth., Citgo Petro. Proj., F.R.D.D.      VMIG1             5.40        1/03/00        200 (e)        200,000
                                                                                                                     ------------
                                                                                                                        7,300,000
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number of
                                                                                                      Contracts
                                                                                                      ---------
CALL OPTION PURCHASED
United States Treasury Bond Future
   expires Mar. 2000 (cost $425,375)                                                                       400             25,000
                                                                                                                     ------------
Total short-term investments (cost $21,225,375)                                                                        20,825,000
                                                                                                                     ------------
Total Investments--98.5%
   (cost $582,815,428, Note 4)                                                                                        585,890,853
Other assets in excess of liabilities--1.5%                                                                             8,659,204
                                                                                                                     ------------
Net Assets--100%                                                                                                     $594,550,057
                                                                                                                     ------------
                                                                                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Portfolio of Investments as
of December 31, 1999                  PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    B.I.G.--Bond Investors Guaranty Insurance Company
    E.T.M.--Escrowed to Maturity
    F.G.I.C.--Financial Guaranty Insurance Company
    F.H.A.--Federal Housing Administration
    F.N.M.A.--Federal National Mortgage Association
    F.R.D.D.--Floating Rate Daily Demand Note(e)
    F.S.A.--Financial Security Assurance
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
(b) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
(d) Standard and Poor's Rating.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f) Pledged as initial margin on financial futures contracts.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Statement of Assets and Liabilities    PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1999
Investments, at value (cost $582,815,428)...............................................................         $585,890,853
Cash....................................................................................................               94,113
Interest receivable.....................................................................................           10,282,287
Receivable for Fund shares sold.........................................................................              563,907
Receivable for investments sold.........................................................................              477,563
Deferred expenses and other assets......................................................................               18,100
                                                                                                              -----------------
   Total assets.........................................................................................          597,326,823
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................            1,703,058
Dividends payable.......................................................................................              402,145
Accrued expenses........................................................................................              274,044
Management fee payable..................................................................................              245,302
Distribution fee payable................................................................................              149,092
Due from broker-variation margin........................................................................                3,125
                                                                                                              -----------------
   Total liabilities....................................................................................            2,776,766
                                                                                                              -----------------
Net Assets..............................................................................................        $ 594,550,057
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     403,809
   Paid-in capital in excess of par.....................................................................          592,263,617
                                                                                                              -----------------
                                                                                                                  592,667,426
   Accumulated net realized loss on investments.........................................................           (1,252,169)
   Net unrealized appreciation on investments...........................................................            3,134,800
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................        $ 594,550,057
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($498,428,421 / 33,865,243 shares of common stock issued and outstanding).........................               $14.72
   Maximum sales charge (3% of offering price)..........................................................                  .46
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $15.18
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($92,264,695 / 6,254,058 shares of common stock issued and outstanding)...........................               $14.75
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($3,059,480 / 207,371 shares of common stock issued and outstanding)..............................               $14.75
   Sales charge (1% of offering price)..................................................................                  .15
                                                                                                              -----------------
   Offering price to public.............................................................................               $14.90
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($797,461 / 54,209 shares of common stock issued and outstanding).................................               $14.71
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1999
Income
   Interest..............................     $  37,520,953
                                            -----------------
Expenses
   Management fee........................         3,129,064
   Distribution fee--Class A.............         1,329,006
   Distribution fee--Class B.............           590,221
   Distribution fee--Class C.............            19,821
   Transfer agent's fees and expenses....           412,000
   Custodian's fees and expenses.........           150,000
   Reports to shareholders...............           118,000
   Registration fees.....................            47,000
   Legal fees and expenses...............            45,000
   Directors' fees and expenses..........            40,000
   Audit fees and expenses...............            39,000
   Insurance expense.....................             8,000
   Miscellaneous.........................               424
                                            -----------------
      Total expenses.....................         5,927,536
   Custodian fee credit..................            (7,711)
                                            -----------------
      Net expenses.......................         5,919,825
                                            -----------------
Net investment income....................        31,601,128
                                            -----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...............          (671,635)
   Financial futures contracts...........           298,219
                                            -----------------
                                                   (373,416)
                                            -----------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments...........................       (47,510,251)
   Financial futures.....................           170,312
                                            -----------------
                                                (47,339,939)
                                            -----------------
Net loss on investment transactions......       (47,713,355)
                                            -----------------
Net Decrease in Net Assets
Resulting from Operations................     $ (16,112,227)
                                            -----------------
                                            -----------------

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                          1999               1998
Operations
   Net investment income.......    $  31,601,128      $  29,590,250
   Net realized gain (loss) on
      investment
      transactions.............         (373,416)         2,809,051
   Net change in unrealized
      depreciation on
      investments..............      (47,339,939)          (619,579)
                                 -----------------    -------------
   Net increase (decrease) in
      net assets resulting from
      operations...............      (16,112,227)        31,779,722
                                 -----------------    -------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................      (25,956,731)       (23,636,186)
      Class B..................       (5,456,913)        (5,888,290)
      Class C..................         (116,079)           (65,774)
      Class Z..................          (71,405)                --
                                 -----------------    -------------
                                     (31,601,128)       (29,590,250)
                                 -----------------    -------------
   Distributions in excess of
      net investment income
      Class A..................         (100,946)           (17,881)
      Class B..................          (18,963)            (4,429)
      Class C..................             (619)               (86)
      Class Z..................             (176)                --
                                 -----------------    -------------
                                        (120,704)           (22,396)
                                 -----------------    -------------
   Distributions from net
      realized capital gains
      Class A..................               --         (3,635,575)
      Class B..................               --           (906,642)
      Class C..................               --            (16,469)
                                 -----------------    -------------
                                              --         (4,558,686)
                                 -----------------    -------------
Fund share transactions (net of share
   conversions) (Note 5 & 6):
   Net proceeds from shares
      sold.....................      280,554,937         76,423,080
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............       19,573,958         21,262,728
   Cost of shares reacquired...     (261,665,210)      (126,905,006)
                                 -----------------    -------------
   Increase (decrease) in net
      assets from Fund share
      transactions.............       38,463,685        (29,219,198)
                                 -----------------    -------------
Total decrease.................       (9,370,374)       (31,610,808)
Net Assets
Beginning of year..............      603,920,431        635,531,239
                                 -----------------    -------------
End of year....................    $ 594,550,057      $ 603,920,431
                                 -----------------    -------------
                                 -----------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
Prudential National Municipals Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Directors. All Securities are valued as of 4:15 p.m., New York time.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated
--------------------------------------------------------------------------------
                                       17

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
investment companies and to distribute all of its net income to its shareholders. For this reason, no federal income tax provision is required. Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants', Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $120,704, increase accumulated net realized loss on investments by $149,567 and increase paid in capital by $28,863, due to the sale of securities purchased with market discount during the year ended December 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund's average daily net assets in excess of $1.5 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were
 .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1999.

PIMS has advised the Fund that it received approximately $64,200 and $9,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 1999, it received approximately $142,600 and $1,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Company along with other unaffiliated registered investment companies (the 'Funds'), entered into a syndicated agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings outstanding will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1999, the Fund incurred fees of approximately $411,000 for
--------------------------------------------------------------------------------
                                       18

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
the services of PMFS. As of December 31, 1999, approximately $32,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1999, were $216,669,330 and $195,715,557, respectively.

The federal income tax basis of the Fund's investments at December 31, 1999 was $583,086,606 and, accordingly, net unrealized appreciation for federal income tax purposes was $2,804,247 (gross unrealized appreciation--$17,324,536; gross unrealized depreciation--$14,520,289).

For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1999 of approximately $922,000 which expires in 2007. Accordingly, no capital gains distribution is expected to be paid until net gains have been realized in excess of the carryforward.

During the year ended December 31, 1999, the Fund entered into financial futures contracts. Details of open contracts at December 31, 1999 are as follows:

                                             Value at        Value at
Number of                    Expiration       Trade        December 31,      Unrealized
Contracts        Type           Date           Date            1999         Appreciation
---------     -----------    -----------    ----------     ------------     ------------
                 Long
               Position:
                 U.S.
               Treasury
   100           Index        Mar. 2000     $9,187,500      $9,246,875        $ 59,375
                                                                            ------------
                                                                            ------------

------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares. Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Year ended December 31, 1999:
Shares sold......................    10,154,359    $ 150,151,142
Shares issued in connection with
  reorganization (Note 6)........     5,719,568       92,139,437
Shares issued in reinvestment of
  dividends and distributions....     1,049,415       16,182,668
Shares reacquired................   (13,662,479)    (212,057,236)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................     3,260,863       46,416,011
Shares issued upon conversion
  from Class B...................       595,834        9,168,416
                                    -----------    -------------
Net increase in shares
  outstanding....................     3,856,697    $  55,584,427
                                    -----------    -------------
                                    -----------    -------------
Year ended December 31, 1998:
Shares sold......................     3,824,658    $  61,874,353
Shares issued in reinvestment of
  dividends and distributions....     1,059,215       17,057,270
Shares reacquired................    (6,037,193)     (97,515,280)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (1,153,320)     (18,583,657)
Shares issued upon conversion
  from Class B...................       573,854        9,271,697
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (579,466)   $  (9,311,960)
                                    -----------    -------------
                                    -----------    -------------
Class B
---------------------------------
Year ended December 31, 1999:
Shares sold......................       826,622    $  10,991,293
Shares issued in connection with
  reorganization (Note 6)........     1,236,086       19,953,535
Shares issued in reinvestment of
  dividends and distributions....       209,350        3,243,633
Shares reacquired................    (2,859,392)     (44,047,247)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (587,334)      (9,858,786)
Shares reacquired upon conversion
  into Class A...................      (594,471)      (9,168,416)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,181,805)   $ (19,027,202)
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       19

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

Class B                               Shares          Amount
---------------------------------   -----------    -------------
Year ended December 31, 1998:
Shares sold......................       797,807    $  12,909,659
Shares issued in reinvestment of
  dividends and distributions....       256,538        4,140,932
Shares reacquired................    (1,803,505)     (29,167,324)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (749,160)     (12,116,733)
Shares reacquired upon conversion
  into Class A...................      (572,437)      (9,271,697)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,321,597)   $ (21,388,430)
                                    -----------    -------------
                                    -----------    -------------
Class C
---------------------------------
Year ended December 31, 1999:
Shares sold......................        91,530    $   1,390,702
Shares issued in connection with
  reorganization (Note 6)........        29,355          473,862
Shares issued in reinvestment of
  dividends and distributions....         5,874           90,815
Shares reacquired................       (62,002)        (958,956)
                                    -----------    -------------
Net increase in shares
  outstanding....................        64,757    $     996,423
                                    -----------    -------------
                                    -----------    -------------
Year ended December 31, 1998:
Shares sold......................       101,316    $   1,639,068
Shares issued in reinvestment of
  dividends and distributions....         3,998           64,526
Shares reacquired................       (13,773)        (222,402)
                                    -----------    -------------
Net increase in shares
  outstanding....................        91,541    $   1,481,192
                                    -----------    -------------
                                    -----------    -------------
Class Z
---------------------------------
January 22, 1999(a) through
  December 31, 1999:
Shares sold......................       210,908    $   3,262,799
Shares issued in connection with
  reorganization (Note 6)........       136,091        2,192,167
Shares issued in reinvestment of
  dividends and distributions....         3,661           56,842
Shares reacquired................      (296,451)      (4,601,771)
                                    -----------    -------------
Net increase in shares
  outstanding....................        54,209    $     910,037
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Commencement of offering of Class Z shares.

------------------------------------------------------------
Note 6. Reorganization

On August 26, 1998, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Prudential Municipal Series Fund Maryland Series ('Maryland Series') and the Prudential Municipal Series Fund Michigan Series ('Michigan Series') in exchange for Class A shares of the Fund and the Fund's assumption of the liabilities of the Maryland and Michigan Series. The Plan also provided for the transfer of all of the assets of the Class A, B, C and Z shares of the Prudential Municipal Bond Fund--Intermediate Series ('Intermediate Series') in exchange for like shares of the Fund and the Fund's assumption of the liabilities of the Intermediate Series.

The Plan was approved by the shareholders of the Maryland, Michigan and Intermediate Series at a shareholder meeting held on January 14, 1999. The reorganization took place on January 22, 1999. The Maryland, Michigan and Intermediate Series and the Fund incurred their pro rata share of the costs of the reorganization, including the cost of proxy solicitation.
The acquisition was accomplished by a tax-free exchange of the following shares:

                                National Municipals
     Maryland Series:                   Fund               Value
Class A           1,545,436       Class A   1,074,419   $17,304,069
    B               930,543             A     647,510    10,432,984
    C                11,019             A       7,667       123,541
     Michigan Series:
Class A           2,459,122             A   1,845,487    29,729,243
    B             1,640,985             A   1,230,484    19,826,554
    C                43,799             A      32,842       529,193
   Intermediate Series:
Class A           1,302,336             A     881,159    14,193,853
    B             1,830,315             B   1,236,086    19,953,535
    C                43,467             C      29,355       473,862
    Z               201,141             Z     136,091     2,192,167

The aggregate net assets and unrealized appreciation of the funds immediately before the acquisition were:

                                                    Unrealized
                                  Net Assets       Appreciation
                                  -----------      -------------
Maryland Series                   $27,860,594       $ 2,342,040
Michigan Series                    50,084,990         4,856,230
Intermediate Series                36,813,417         1,858,582

The aggregate net assets of the National Municipals Fund immediately before the acquisition was $607,552,044.
--------------------------------------------------------------------------------
                                       20

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                           Class A
                                                 ------------------------------------------------------------
                                                                   Year Ended December 31,
                                                 ------------------------------------------------------------
                                                   1999         1998         1997         1996         1995
                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $  16.06     $  16.12     $  15.56     $  15.98     $  14.42
                                                 --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................        .76          .79          .81(b)       .82(b)       .81(b)
Net realized and unrealized gain (loss) on
   investment transactions....................      (1.34)         .06          .67         (.42)        1.57
                                                 --------     --------     --------     --------     --------
   Total from investment operations...........       (.58)         .85         1.48          .40         2.38
                                                 --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........       (.76)        (.79)        (.81)        (.82)        (.81)
Distributions in excess of net investment
   income.....................................         --(c)        --(c)      (.01)          --(c)      (.01)
Distributions from net realized gains.........         --         (.12)        (.10)          --           --
                                                 --------     --------     --------     --------     --------
   Total distributions........................       (.76)        (.91)        (.92)        (.82)        (.82)
                                                 --------     --------     --------     --------     --------
Net asset value, end of year..................   $  14.72     $  16.06     $  16.12     $  15.56     $  15.98
                                                 --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------
TOTAL RETURN(a):..............................      (3.69)%       5.41%        9.80%        2.66%       16.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................   $498,428     $481,926     $493,178     $502,739     $538,145
Average net assets (000)......................   $531,603     $483,759     $491,279     $508,159     $446,350
Ratios to average net assets:
   Expenses, including distribution fees......        .86%         .73%         .70%(b)      .68%(b)      .75%(b)
   Expenses, excluding distribution fees......        .61%         .63%         .60%(b)      .58%(b)      .65%(b)
   Net investment income......................       4.88%        4.89%        5.15%(b)     5.31%(b)     5.34%(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate....................         30%          23%          38%          46%          98%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     21

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                           Class B
                                                 ------------------------------------------------------------
                                                                   Year Ended December 31,
                                                 ------------------------------------------------------------
                                                   1999         1998         1997         1996         1995
                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $  16.10     $  16.16     $  15.60     $  16.02     $  14.45
                                                 --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................        .73          .73          .75(b)       .76(b)       .76(b)
Net realized and unrealized gain (loss) on
   investment transactions....................      (1.35)         .06          .67         (.42)        1.58
                                                 --------     --------     --------     --------     --------
   Total from investment operations...........       (.62)         .79         1.42          .34         2.34
                                                 --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........       (.73)        (.73)        (.75)        (.76)        (.76)
Distributions in excess of net investment
   income.....................................         --(c)        --(c)      (.01)          --(c)      (.01)
Distributions from net realized gains.........         --         (.12)        (.10)          --           --
                                                 --------     --------     --------     --------     --------
   Total distributions........................       (.73)        (.85)        (.86)        (.76)        (.77)
                                                 --------     --------     --------     --------     --------
Net asset value, end of year..................   $  14.75     $  16.10     $  16.16     $  15.60     $  16.02
                                                 --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------
TOTAL RETURN(a):..............................      (3.98)%       4.99%        9.35%        2.26%       16.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $92,265     $119,698     $141,528     $168,185     $222,865
Average net assets (000)......................   $118,044     $131,195     $151,938     $193,312     $252,313
Ratios to average net assets:
   Expenses, including distribution fees......       1.11%        1.13%        1.10%(b)     1.08%(b)     1.15%(b)
   Expenses, excluding distribution fees......        .61%         .63%         .60%(b)      .58%(b)      .65%(b)
   Net investment income......................       4.62%        4.49%        4.75%(b)     4.91%(b)     4.96%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     22

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                      Class C                             Class Z
                                                 --------------------------------------------------     ------------
                                                                                                        January 22,
                                                                                                          1999(d)
                                                              Year Ended December 31,                     through
                                                 --------------------------------------------------     December 31,
                                                  1999       1998       1997       1996       1995          1999
                                                 ------     ------     ------     ------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $16.10     $16.16     $15.60     $16.02     $14.44        $16.11
                                                 ------     ------     ------     ------     ------         -----
Income from investment operations
Net investment income.........................      .69        .69        .71(b)     .72(b)     .72(b)        .73
Net realized and unrealized gain (loss) on
   investment transactions....................    (1.35)       .06        .67       (.42)      1.59         (1.40)
                                                 ------     ------     ------     ------     ------         -----
   Total from investment operations...........     (.66)       .75       1.38        .30       2.31          (.67)
                                                 ------     ------     ------     ------     ------         -----
Less distributions
Dividends from net investment income..........     (.69)      (.69)      (.71)      (.72)      (.72)         (.73)
Distributions in excess of net investment
   income.....................................       --(c)      --(c)    (.01)        --(c)    (.01)           --(c)
Distributions from net realized gains.........       --       (.12)      (.10)        --         --            --
                                                 ------     ------     ------     ------     ------         -----
   Total distributions........................     (.69)      (.81)      (.82)      (.72)      (.73)         (.73)
                                                 ------     ------     ------     ------     ------         -----
Net asset value, end of period................   $14.75     $16.10     $16.16     $15.60     $16.02        $14.71
                                                 ------     ------     ------     ------     ------         -----
                                                 ------     ------     ------     ------     ------         -----
TOTAL RETURN(a):..............................    (4.22)%     4.73%      9.08%      2.01%     16.22%        (4.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $3,060     $2,296       $825       $772       $403          $797
Average net assets (000)......................   $2,643     $1,555       $758       $674       $247        $1,391
Ratios to average net assets:
   Expenses, including distribution fees......     1.36%      1.38%      1.35%(b)   1.33%(b)   1.40%(b)       .64%(e)
   Expenses, excluding distribution fees......      .61%       .63%       .60%(b)    .58%(b)    .65%(b)       .64%(e)
   Net investment income......................     4.39%      4.23%      4.50%(b)   4.67%(b)   4.66%(b)      5.45%(e)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized
--------------------------------------------------------------------------------
See Notes to Financial Statements.     23

Report of Independent Accountants      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential National Municipals Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential National Municipals Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2000


Tax Information (Unaudited)            PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1999) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 1999, dividends paid from net investment income totalling $.76 per Class A share, $.73 per Class B share, $.69 per Class C shares and $.73 per Class Z were all federally tax-exempt interest dividends. In addition, the Fund paid distributions of $.003 per share (ordinary) which is taxable as ordinary.

The portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to the state taxability of your investment in the Fund was sent to you under separate cover.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
--------------------------------------------------------------------------------
                                       24

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price.
An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Comparing a $10,000 Investment
------------------------------------------------------------
Prudential National Municipals Fund, Inc. vs. the Lehman
Brothers General Municipal Bond Index

Class A
(GRAPH)

Average Annual Total Returns
With Sales Charge            As of 12/31/99
Since Inception           6.12%   (6.10)
Five Years                5.35    (5.32)
One Year                 -6.58

Without Sales Charge         As of 12/31/99
Since Inception           6.44%   (6.43)
Five Years                5.99    (5.97)
One Year                 -3.69


Class B
(GRAPH)

Average Annual Total Returns
With Sales Charge           As of 12/31/99
Since Inception         7.89%   (7.89)
Ten Years               5.94    (5.93)
Five Years              5.44    (5.41)
One Year               -8.98

Without Sales Charge        As of 12/31/99
Since Inception          7.89%    (7.89)
Ten Years                5.94     (5.93)
Five Years               5.60     (5.57)
One Year                -3.98

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class (or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in Prudential National Municipals Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers General Municipal Bond Index (the Index) by portraying the initial account values of Class A, C, and Z shares at the commencement of operations, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year (December
31), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, 1994 for Class C, and 1999 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class
A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C

Class C
(GRAPH)

Average Annual Total Returns
With Sales Charge           As of 12/31/99
Since Inception         4.21%   (4.19)
Five Years              5.13    (5.10)
One Year               -6.18

Without Sales Charge       As of 12/31/99
Since Inception        4.41%   (4.38)
Five Years             5.34    (5.31)
One Year              -4.22


Class Z
(GRAPH)

Average Annual Total Returns
                          As of 12/31/99
Since Inception              N/A

shares, assuming full redemption on December 31, 1999;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged index of over 21,000 municipal bonds which are generally representative of the long-term investment-grade municipal bond market. The Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of municipal bond funds, and other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

The Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
   International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
   Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
   Income Portfolio
Target Funds
   Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series

Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852


Fund Symbols
                NASDAQ    CUSIP
   Class A      PRNMX   743918203
   Class B      PBHMX   743918104
   Class C       --     743918302
   Class Z       --     743918401

visit our website at www.prudential.com

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
405 Lexington Avenue
New York, NY 10174

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(ICON)    Printed on Recycled Paper

Fund Symbols
               NASDAQ    CUSIP
   Class A     PRNMX   743918203
   Class B     PBHMX   743918104
   Class C      --     743918302
   Class Z      --     743918401


visit our website at www.prudential.com

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF104E

(ICON) Printed on Recycled Paper